UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

HOLLYFRONTIER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
HOLLYFRONTIER CORPORATION 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET
HOLLYFRONTIER CORPORATION 2828 N. HARWOOD SUITE 1300 DALLAS, TX 75201-1507

D38824-P52921

You invested in HOLLYFRONTIER CORPORATION and it’s time to vote!

This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 12, 2021. You have the right to vote on proposals being presented at the Annual Meeting. Due to the public health impact of the coronavirus (COVID-19) and to support the health and well-being of our stockholders, employees and their families, the Annual Meeting will be held in a virtual meeting format only, via webcast, at www.virtualshareholdermeeting.com/HFC2021.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

We encourage you to access and review all of the information included in the proxy materials before voting.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

You will not be able to attend the Annual Meeting physically in person. You will be able to attend and listen to the Annual Meeting online, submit questions and vote your shares electronically during the virtual Annual Meeting.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Anne-Marie N. Ainsworth	For

1b.	Anna C. Catalano	For

1c.	Leldon E. Echols	For

1d.	Manuel J. Fernandez	For

1e.	Michael C. Jennings	For

1f.	R. Craig Knocke	For

1g.	Robert J. Kostelnik	For

1h.	James H. Lee	For

1i.	Franklin Myers	For

1j.	Michael E. Rose	For

2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	For

3.	Ratification of the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the 2021 fiscal year.	For

4.	Stockholder proposal for simple majority vote, if properly presented at the Annual Meeting.	Against

NOTE: Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

                                                             D38825-P52921